SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported) February 27, 2004

M&I DEALER AUTO SECURITIZATION, LLC/

M&I AUTO LOAN TRUST 2003-1

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-107220-01

(Commission File Number)

36-2042850

(Registrant’s I.R.S. Employer Identification No.)

770 North Water Street, Milwaukee, Wisconsin 22042

(Address of Principal Executive Offices) (Zip Code)

(414) 765-7801

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Following below is such information related to the Prospectus Supplement dated November 5, 2003, of M&I Auto Loan Trust 2003-1 related to the total loans contributed during the prefunding period (the “Subsequent Receivables”) as of December 12, 2003 with respect to the Subsequent Receivables transferred on the first funding date, January 10, 2004 with respect to the Subsequent Receivables transferred on the second funding date and February 20, 2004 with respect to the Subsequent Receivables transferred on the third funding date (each a “Subsequent Cutoff Date”).

The composition, distribution by remaining term, distribution by contract rate, geographic distribution and distribution by principal balance, in each case of the Subsequent Receivables, as of the Subsequent Cutoff Dates are set forth in the tables below. The percentages in the following tables may not add to 100% due to rounding.

Composition of the Subsequent Receivables

Aggregate Principal Balance	$157,444,566.64
Number of Receivables	8,770
Average Principal Balance	$17,952.63
Weighted Average Contract Rate	5.36%
Contract Rate (Range)	2.90% to 14.39%
Weighted Average Original Term	61.23 months
Original Term (Range)	12 months to 75 months
Weighted Average Remaining Term	60.16 months
Remaining Term (Range)	11 months to 74 months
Percentage of Initial Pool Balance for New/Used Vehicles	48.89% / 51.11%

Distribution by Contract Rate of the Subsequent Receivables as of the Final Subsequent Cutoff Date

Contract Rate (Range)	Number of Receivables	Aggregate Principal Balance	Percentage of Pre-Funding Period Pool Balance
2.90% to 3.00%	3	$50,772.10	0.03%
3.01% to 3.50%	46	$935,417.55	0.59%
3.51% to 4.00%	1,150	$22,983,954.93	14.60%
4.01% to 4.50%	758	$14,174,127.58	9.00%
4.51% to 5.00%	2,235	$41,361,155.01	26.27%
5.01% to 5.50%	1,047	$19,137,472.05	12.16%
5.51% to 6.00%	1,390	$24,337,054.59	15.46%
6.01% to 6.50%	584	$11,081,594.92	7.04%
6.51% to 7.00%	641	$11,275,977.42	7.16%
7.01% to 7.50%	235	$3,879,279.65	2.46%
7.51% to 8.00%	258	$3,748,222.87	2.38%
8.01% to 8.50%	99	$1,314,869.10	0.84%
8.51% to 9.00%	95	$1,097,990.03	0.70%
9.01% to 9.50%	62	$676,348.28	0.43%
9.51% to 10.00%	68	$668,076.85	0.42%
10.01% to 10.50%	22	$176,408.29	0.11%
10.51% to 11.00%	24	$186,178.35	0.12%
11.01% to 11.50%	16	$114,264.45	0.07%
11.51% to 12.00%	10	$81,320.91	0.05%
12.01% to 12.50%	15	$93,564.96	0.06%
12.51% to 13.00%	8	$47,477.20	0.03%
13.01% to 13.50%	2	$10,668.02	0.01%
13.51% to 14.00%	1	$8,064.91	0.01%
14.01% to 14.50%	1	$4,306.62	0.00%

Total	8,770	$157,444,566.64	100.00%

Geographic Distribution of the Subsequent Receivables as of the Final Subsequent Cutoff Date

State	Number of Receivables	Aggregate Principal Balance	Percentage of Pre-Funding Period Pool Balance
Arizona	422	$8,837,127.21	5.61%
Illinois	357	$6,595,811.70	4.19%
Indiana	72	$1,245,489.76	0.79%
Iowa	653	$12,454,011.36	7.91%
Michigan	937	$17,495,852.64	11.11%
Minnesota	2,544	$46,571,254.51	29.58%
North Dakota	55	$894,475.37	0.57%
Wisconsin	3,722	$63,227,268.37	40.16%
All Other	8	$123,275.72	0.08%

Total	8,770	$157,444,566.64	100.00%

Distribution by Remaining Principal Balance of the Subsequent Receivables as of the Final Subsequent Cutoff Date

Remaining Principal Balance (Range)	Number of Receivables	Aggregate Principal Balance	Percentage of Pre-Funding Period Pool Balance
$0 to 5,000.00	177	$721,935.84	0.46%
$5,000.01 to 10,000.00	1,357	$10,787,416.91	6.85%
$10,000.01 to 15,000.00	2,129	$26,782,259.43	17.01%
$15,000.01 to 20,000.00	1,990	$34,795,530.40	22.10%
$20,000.01 to 25,000.00	1,459	$32,497,556.42	20.64%
$25,000.01 to 30,000.00	860	$23,359,070.26	14.84%
$30,000.01 to 35,000.00	472	$15,167,406.64	9.63%
$35,000.01 to 40,000.00	192	$7,135,556.59	4.53%
$40,000.01 to 45,000.00	72	$3,031,901.79	1.93%
$45,000.01 to 50,000.00	37	$1,736,806.00	1.10%
$50,000.01 to 55,000.00	13	$675,128.81	0.43%
$55,000.01 to 60,000.00	4	$234,707.60	0.15%
$60,000.01 to 65,000.00	5	$306,906.67	0.19%
$65,000.01 to 70,000.00	2	$134,277.82	0.09%
$70,000.01 and greater	1	$78,105.46	0.05%

Total	8,770	$157,444,566.64	100.00%

Distribution by Remaining Term of the Subsequent Receivables as of the Final Subsequent Cutoff Date

Remaining Term (Range)	Number of Receivables	Aggregate Principal Balance	Percentage of Pre-Funding Period Pool Balance
6 to 12 months	11	$87,943.31	0.06%
13 to 24 months	104	$733,347.65	0.47%
25 to 36 months	526	$5,703,654.86	3.62%
37 to 48 months	963	$12,853,869.78	8.16%
49 to 60 months	5,388	$97,349,933.11	61.83%
61 to 72 months	1,762	$40,337,849.47	25.62%
73 to 74 months	16	$377,968.46	0.24%

Total	8,770	$157,444,566.64	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2004

M&I DEALER AUTO SECURITIZATION, LLC

By:	/S/ DONALD H. WILSON
Name:	Donald H. Wilson
Title:	President